--------------------------------------------------------------------------------
                                  ANNUAL REPORT
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                                FEBRUARY 28, 2003
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                                   VALUE LINE

                                    NEW YORK
                                   TAX EXEMPT
                                      TRUST





                               [LOGO] VALUE LINE
                                    NO-LOAD
                                     MUTUAL
                                     FUNDS



INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o NFDS
                       P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT            PricewaterhouseCoopers LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

TRUSTEES               Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Charles Heebner
                       VICE PRESIDENT
                       Bradley T. Brooks
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT AND
                       SECRETARY/TREASURER
                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).


                                                                         #526115

VALUE LINE NEW YORK TAX EXEMPT TRUST
                                                      TO OUR VALUE LINE NEW YORK
--------------------------------------------------------------------------------

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal personal income taxes, without undue risk to principal(1). During the year ended February 28, 2003, the Trust's total return was 7.38%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, has been 180.30%. This is equivalent to an average annual total return of 6.80%(2).

Your Trust's total return for the year ended February 28, 2003 of 7.38% slightly underperformed the Lehman Brothers Municipal Bond Index's(3) return of 7.67% during the same time period. The Index does not reflect the Fund's expenses of 1.29%, which, if deducted, would lower the Index's return to 6.38%.

During the past year ended February 28, 2003 prices of fixed-income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index(4), dropped from 5.25% on February 28, 2002 to 5.04% on February 28, 2003. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, fell from 5.42% to 4.67%. The drop in interest rates was the result of slow economic growth, an easier monetary policy by the Federal Reserve, contained inflation, and a weak stock market. During 2002, the Federal Reserve cut the Federal Funds rate in November from 1.75% to 1.25% in response to the weak economic outlook and the uncertainties from geopolitical events.

Your fund's management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of February 28, 2003, the market value of the Trust's portfolio consisted of 55% AAA, 30% AA, 9% A, and 6% Baa or BBB rated bonds. The portfolio's highest concentrations of investments were in the insured, housing-revenue, transportation-revenue, and tobacco-revenue sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by investing in a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic


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(1) INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE
    SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID.

(3) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL-RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT- GRADE, TAX-EXEMPT BOND MARKET. INVESTMENT-GRADE BONDS ARE RATED BAA OR HIGHER BY MOODY'S OR BBB OR HIGHER BY STANDARD & POOR'S. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 25,000 MUNICIPAL BONDS, WHICH ARE PRICED BY MULLER DATA CORPORATION. THE RETURNS FOR THE INDEX DO NOT REFLECT CHARGES, EXPENSES, OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX.

(4) THE BOND BUYER'S 40-BOND INDEX IS A BENCHMARK INDEX FOR LONG-TERM TAX-EXEMPT BONDS ONLY. IT HAS AN AVERAGE MATURITY OF ABOUT 30 YEARS AND IS USED IN COMPARISON TO THE 30-YEAR TAXABLE BOND MARKET AS REPRESENTED BY THE 30-YEAR TREASURY BOND.


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2

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

TAX EXEMPT TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, The Value Line Tax Exempt New York Trust has the additional advantage of carrying no sales or redemption fees.


We thank you for your continued confidence in Value Line, and look forward to serving your investment needs in the future.

                                   Sincerely,

                                   /s/ Jean Bernhard Buttner

                                   Jean Bernhard Buttner
                                   CHAIRMAN and PRESIDENT

April 17, 2003


ECONOMIC OBSERVATIONS


The U.S. economy is continuing to chart an uneven course. Thus, following a strong opening quarter in 2002, in which the nation's gross domestic product surged by 5.0%, a lackluster second quarter that saw the pace of expansion cut back sharply to 1.3%, and a subsequent stepup in the third quarter, with GDP growth coming in at a relatively strong 4.0%, the pace of activity slowed again, and markedly so. Indeed, few areas, save for housing, are participating in this irregular business expansion to any degree. It wasn't surprising, therefore, that the government recently reported revised figures for 2002 showing just nominal fourth-quarter gross domestic product growth.

What's more, there appears to be no quick or easy cure for what ails this economy, given the continued uncertainty regarding the establishment of a stable government in Iraq and given the fact that the President's fiscal stimulus package is still up in the air. Such uncertainty will continue to have a negative effect on both consumer spending and business capital investment. All told, we project that GDP will increase just slightly in the first half of 2003, before some expected resolution of the above global and domestic uncertainties helps to better underpin the economy after midyear.

Inflation, meantime, remains muted, thanks partly to modest labor cost increases. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the U.S. economy moves further along the recovery road over the next several years, some increase in pricing pressures may emerge. Absent a much more vigorous long-term business recovery than we now forecast, or a resumption of the sharp rise in oil prices stemming from a surprisingly long conflict in the Middle East, inflation should continue to be held in comparative check through the middle years of this decade. Interest rates, therefore, are likely to remain relatively stable with, at most, a gentle upward bias commencing by 2004.


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                                                                               3

VALUE LINE NEW YORK TAX EXEMPT TRUST

--------------------------------------------------------------------------------

The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Lehman Brothers Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes. The comparison is shown for illustrative purposes only.


            COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE VALUE LINE NEW YORK TAX EXEMPT TRUST AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX



                              [PLOT POINTS GRAPH]



                   (PERIOD COVERED IS FROM 3/1/93 TO 2/28/03)


PERFORMANCE DATA:*


                                    AVERAGE ANNUAL     GROWTH OF AN ASSUMED
                                     TOTAL RETURN      INVESTMENT OF $10,000
                                   ----------------   ----------------------
 1 year ended 2/28/03 ..........         +7.38%               $10,738
 5 years ended 2/28/03 .........         +5.22%               $12,898
10 years ended 2/28/03 .........         +5.42%               $16,951


* THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. THE PERFORMANCE DATA AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


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4

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

SCHEDULE OF INVESTMENTS                                        FEBRUARY 28, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                                                 RATING
    AMOUNT                                                                                (UNAUDITED)        VALUE
----------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (91.1%)

                NEW YORK STATE (36.6%)
                Dormitory Authority, Revenue:
 $1,130,000      Montefiore Medical Center, 5.25%, 8/1/19 ...........................        Aaa          $ 1,226,727
    500,000      School Districts Funding Program, Ser. E, 5.75%, 10/1/22 ...........        Aaa              558,555
    500,000      St. Barnabas Hospital, Ser. A, 5.125%, 2/1/22 ......................        Aaa              519,485
                 State University Facility, Lease Revenue Bonds:
    685,000       5.50%, 7/1/15 .....................................................        AAA*             767,543
    500,000       5.375%, 7/1/22 ....................................................         A1              529,515
    525,000      Sisters of Charity Health Care, 4.80%, 8/1/19 ......................        Aaa              541,443
    500,000     Environmental Facilities Corp., Clean Water & Drinking Water
                 Revenue, Revolving Fund, NYC Municipal Water Project, 5.25%,
                 6/15/22 ............................................................        Aaa              532,110
                Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    225,000      Ser. 26, 5.85%, 4/1/17 .............................................        Aaa              245,707
    750,000      Ser. 98, 5.05%, 10/1/17 ............................................        Aa1              791,535
  1,030,000     Nassau County, General Improvement, Ser. C, 5.125%, 1/1/14 ..........        Aaa            1,125,450
  1,000,000     Syracuse, Housing Authority, Mortgage Revenue,
                 Loretto Rest Home, Ser. A, 5.60%, 8/1/17 ...........................        AAA*           1,085,050
    500,000     Tollway Authority Highway and Bridge, Revenue Bonds,
                 Ser. A, 5.50%, 4/1/15 ..............................................        AAA*             561,290
    500,000     Tollway Authority Highway and Bridge, Service Contract Revenue
                 Bonds, 5.25%, 4/1/15 ...............................................        AA-*             545,710
    500,000     Thruway Authority, Personal Income Tax Revenue Bonds,
                 Ser. A, 5.50%, 3/15/20 .............................................         AA*             546,135
    500,000     Urban Development Corp., Personal Income Tax Revenue Bonds,
                 Ser. A, 5.375%, 3/15/16 ............................................         AA*             552,550
    600,000     Voorheesville, Central School District, General Obligations
                 Unlimited, 5.00%, 6/15/17 ..........................................        Aaa              638,580
                                                                                                          -----------
                TOTAL NEW YORK STATE ................................................                      10,767,385
                                                                                                          -----------

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                                                                               5

VALUE LINE NEW YORK TAX EXEMPT TRUST

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


  PRINCIPAL                                                                                  RATING
    AMOUNT                                                                                 (UNAUDITED)        VALUE
-----------------------------------------------------------------------------------------------------------------------
                NEW YORK CITY (40.2%)
                General Obligation Unlimited:
 $1,000,000      Ser. A, 5.25%, 11/1/16 ...............................................       Aaa          $ 1,087,920
    400,000      Ser. D, 5.25%, 8/1/15 ................................................       Aaa              434,260
                Health and Hospital Corp., Health System Revenue Bonds
    500,000      Ser. A, 5.50%, 2/15/19 ...............................................       Aaa              548,910
    700,000      Ser. A, 5.25%, 2/15/22 ...............................................       Aaa              740,040
                Housing Development Multi Family Revenue Bonds:
  1,000,000      Ser. A, 5.375%, 11/1/23 ..............................................       Aa2            1,036,940
    500,000      Ser. B, 5.20%, 4/15/15 ...............................................       Aa2              535,355
                Industrial Development Agency:
    250,000     Brooklyn Navy Yard, Cogen Partners, 6.20%, 10/1/22 ....................      Baa3              260,913
    650,000     Metropolitan Transportation Authority, Revenue Bonds,
                 Ser. A, 5.50%, 11/15/16 ..............................................       Aaa              733,941
  1,500,000     Metropolitan Transportation Authority, Service Contract Revenue
                 Bonds, 5.75%, 1/1/18 .................................................        A3            1,745,700
  2,010,000     Transit Authority Training Facilities Revenue, 5.40%, 1/1/18 ..........       Aaa            2,296,967
                Transitional Finance Authority, Revenue, Future Tax Secured:
    500,000      Ser. A, 5.375%, 5/1/16 ...............................................       Aa2              546,780
    750,000      Ser. A, 5.375%, 2/15/18 ..............................................       Aa2              809,753
                Triborough Bridge & Tunnel Authority, General Purpose Revenue
                 Bonds:
    500,000      Ser. B, 5%, 11/15/22 .................................................       Aa3              516,285
    500,000      Ser. E, 5.25%, 11/15/22 ..............................................       Aaa              531,640
                                                                                                           -----------
                TOTAL NEW YORK CITY ...................................................                     11,825,404
                                                                                                           -----------
                PUERTO RICO (10.5%)
  2,200,000     Children Trust Fund Asset Backed Revenue Bonds, 5.375%,
                 5/15/2033 ............................................................        A1            2,175,492
    500,000     Industrial Tourist, Educational Medical and Environmental Control
                 Facilities Revenue Bonds, 6.625%, 6/1/26 .............................      Baa2              517,590
    355,000     Public Buildings Authority, Government Facilities Revenue Bonds,
                 Ser. C, 5.50%, 7/1/16 ................................................      Baa1              398,654
                                                                                                           -----------
                                                                                                             3,091,736
                                                                                                           -----------
                VIRGIN ISLANDS (3.8%)
  1,000,000     Public Finance Authority, Revenue, Gross Receipts Taxes,
                 Ser. A, 6.375%, 10/1/19 ..............................................     BBB-*            1,115,190
                                                                                                           -----------
                TOTAL LONG-TERM MUNICIPAL SECURITIES
                 (COST $25,279,528) ...................................................                     26,799,715
                                                                                                           -----------

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6

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

                                                               FEBRUARY 28, 2003
--------------------------------------------------------------------------------


  PRINCIPAL                                                                                   RATING
   AMOUNT                                                                                   (UNAUDITED)          VALUE
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (7.8%)
 $  300,000    New York City, General Obligation, Subser. B-7, 1.15%, 8/15/18 ..........     VM1G-1(1)       $    300,000
    500,000    New York State Energy Research & Development Authority,
                Pollution Control Revenue, NYS Electric & Gas Co. 1.15%,
                2/1/29 .................................................................     VM1G-1(1)            500,000
  1,500,000    Triborough Bridge & Tunnel Authority, General Purpose Revenue
                Bonds, Ser. B, 1.05%, 1/1/32 ...........................................     VM1G-1(2)          1,500,000
                                                                                                             ------------
               TOTAL SHORT-TERM MUNICIPAL SECURITIES
                (COST $2,300,000) ......................................................                        2,300,000
                                                                                                             ------------
               TOTAL MUNICIPAL SECURITIES (98.9%)
                (COST $27,579,528) .....................................................                       29,099,715
                                                                                                             ------------
               CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES
                (1.1%) .................................................................                          332,621
                                                                                                             ------------
               NET ASSETS (100.0%) .....................................................                     $ 29,432,336
                                                                                                             ============
               NET ASSET VALUE, OFFERING AND REDEMPTION
                PRICE, PER OUTSTANDING SHARE ...........................................                     $      10.47
                                                                                                             ============

RATED BY MOODY'S INVESTORS SERVICE EXCEPT FOR THOSE MARKED BY AN ASTERISK (*) WHICH ARE RATED BY STANDARD & POOR'S.

VARIABLE RATE DEMAND NOTES ARE CONSIDERED SHORT-TERM OBLIGATIONS. INTEREST RATES CHANGE EVERY (1) 1 OR (2) 7 DAYS. THESE SECURITIES ARE PAYABLE ON DEMAND ON INTEREST RATE REFIX DATES AND ARE SECURED BY EITHER LETTERS OF CREDIT OR OTHER CREDIT SUPPORT AGREEMENTS FROM BANKS. THE RATES LISTED ARE AS OF FEBRUARY 28, 2003.

SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                               7

VALUE LINE NEW YORK TAX EXEMPT TRUST

STATEMENT OF ASSETS
AND LIABILITIES AT FEBRUARY 28, 2003
--------------------------------------------------------------------------------


                                              (IN THOUSANDS
                                             EXCEPT PER SHARE
                                                 AMOUNT)
                                             ---------------
ASSETS:
Investment securities, at value
   (cost - $27,580) .........................    $29,100
Cash ........................................         19
Interest receivable .........................        344
Receivable for securities sold ..............         51
Receivable for trust shares sold ............          6
                                                 -------
  TOTAL ASSETS ..............................     29,520
                                                 -------
LIABILITIES:
Dividends payable to shareholders ...........         28
Trust shares repurchased ....................          1
Accrued expenses:
  Advisory fee ..............................         14
  Service and distribution plan fees
     payable ................................          6
  Other .....................................         39
                                                 -------
  TOTAL LIABILITIES .........................         88
                                                 -------
NET ASSETS ..................................    $29,432
                                                 =======
NET ASSETS
Shares of beneficial interest at $.01 par
   value (authorized unlimited,
   outstanding 2,810,220 shares) ............    $    28
Additional paid-in capital ..................     27,338
Undistributed net investment income .........        (19)
Accumulated net realized gain on
   investments ..............................        565
Unrealized appreciation of
   investments ..............................      1,520
                                                 -------
NET ASSETS ..................................    $29,432
                                                 =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE, PER
   OUTSTANDING SHARE ........................    $ 10.47
                                                 =======



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2003
--------------------------------------------------------------------------------

                                             (IN THOUSANDS)
                                             --------------
INVESTMENT INCOME:
Interest ..................................      $1,343
                                                 ------
EXPENSES:
Advisory fee ..............................         173
Service and distribution plan fee .........          72
Audit and legal fees ......................          51
Trustees' fees and expenses ...............          21
Printing and stationary ...................          15
Transfer agent fees .......................          14
Custodian fees ............................          13
Other .....................................          12
                                                 ------
     Total Expenses before custody
        credits ...........................         371
     Less: custody credits ................          (2)
                                                 ------
     NET EXPENSES .........................         369
                                                 ------
NET INVESTMENT INCOME .....................         974
                                                 ------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
     Net Realized Gain ....................         804
     Net change in Net Unrealized
        Appreciation ......................         314
                                                 ------
NET REALIZED GAIN AND CHANGE IN NET
   UNREALIZED APPRECIATION ON
   INVESTMENTS ............................       1,118
                                                 ------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS .............................      $2,092
                                                 ======



SEE NOTES TO FINANCIAL STATEMENTS.
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8

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED FEBRUARY 28, 2003 AND FEBRUARY 28, 2002
--------------------------------------------------------------------------------


                                                                                2003          2002
                                                                             -----------   -----------
                                                                                  (IN THOUSANDS)
OPERATIONS:
 Net investment income ...................................................    $    974      $  1,090
 Net realized gain on investments ........................................         804           445
 Change in unrealized appreciation .......................................         314            30
                                                                              --------      --------
 Net increase in net assets from operations ..............................       2,092         1,565
                                                                              --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ...................................................        (974)       (1,080)
 Net realized gains ......................................................        (456)           --
                                                                              --------      --------
 Net decrease in net assets from distributions ...........................      (1,430)       (1,080)
                                                                              --------      --------
TRUST SHARE TRANSACTIONS:
 Net proceeds from sale of shares ........................................       5,829         1,586
 Net proceeds from reinvestment of distributions to shareholders .........         956           698
 Cost of shares repurchased ..............................................      (7,217)       (2,955)
                                                                              --------      --------
 Net decrease in net assets from Trust share transactions ................        (432)         (671)
                                                                              --------      --------
TOTAL (DECREASE) INCREASE IN NET ASSETS ..................................         230          (186)
NET ASSETS:
 Beginning of year .......................................................      29,202        29,388
                                                                              --------      --------
 End of year .............................................................    $ 29,432      $ 29,202
                                                                              ========      ========
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME .........................    $    (19)     $    (12)
                                                                              ========      ========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                                                               9

VALUE LINE NEW YORK TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) DISTRIBUTIONS: It is the policy of the Trust to distribute all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) INVESTMENTS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


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

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

                                                               FEBRUARY 28, 2003
--------------------------------------------------------------------------------

(E) REPRESENTATIONS AND INDEMNIFICATIONS: In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. TRUST SHARE TRANSACTIONS

Transactions in shares of beneficial interest were as follows:


                            YEAR ENDED FEBRUARY 28,
                                2003        2002
                             ---------   ---------
                                 (IN THOUSANDS)
Shares sold ................    563         156
Shares issued to
   shareholders in
   reinvestment of
   distributions ...........     93          69
                                ---         ---
                                656         225
Shares repurchased .........   (696)       (291)
                               ----        ----
Net decrease ...............    (40)        (66)
                               ====        ====

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of municipal securities were as follows:

                                  YEAR ENDED
                                 FEBRUARY 28,
                                     2003
                                ---------------
                                (IN THOUSANDS)
PURCHASES:
Long-term obligations ..........   $ 14,047
Short-term obligations .........     17,090
                                   --------
                                   $ 31,137
                                   ========
MATURITIES OR SALES:
Long-term obligations ..........   $ 15,568
Short-term obligations .........     16,490
                                   --------
                                   $ 32,058
                                   ========

4. INCOME TAXES

At February 28, 2003, information on the tax components of capital is as follows:

                                                (IN THOUSANDS)

Cost of investments for tax purposes ..........     $27,580
                                                    =======
Gross tax unrealized appreciation .............     $ 1,529
Gross tax unrealized depreciation .............          (9)
                                                    -------
Net tax unrealized appreciation on
   investments ................................     $ 1,520
                                                    =======
Undistributed tax exempt income ...............     $     9
                                                    =======
Undistributed ordinary income .................     $    28
                                                    =======
Undistributed long-term capital gains .........     $   537
                                                    =======

Net investment income and net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums. The tax composition of distributions to shareholders for the years ended February 28, 2002 and 2003 were as follows:

                                    2003      2002
                                   ------   ---------
                                     (IN THOUSANDS)

Tax exempt income ...............   $974     $1,080
                                    ====     ======
Long-term capital gains .........   $456     $   --
                                    ====     ======

5. INVESTMENT ADVISORY CONTRACT AND TRANSACTIONS WITH AFFILIATES

An advisory fee of $172,673 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended February 28, 2003. This was computed at an annual rate of .60% of the Trust's average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.


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                                                                              11

VALUE LINE NEW YORK TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS                                  FEBRUARY 28, 2003
--------------------------------------------------------------------------------

For the year ended February 28, 2003, the Trust's expenses were reduced by $1,720 under a custody credit arrangement with the custodian.

The Trust has a Service and Distribution Plan (the "Plan"). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, compensates Value Line Securities, Inc. a subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Trust's shares and for servicing the Trust's shareholders at an annual rate of 0.25% of the Trust's average daily net assets. Fees amounting to $71,947 were paid or payable to the Distributor under this Plan for the year ended February 28, 2003.

Certain officers and directors of the Adviser and Value Line Securities, Inc., are also officers and trustees of the Trust.

At February 28, 2003 the Adviser and certain officers and Trustees owned 129,659 shares of beneficial interest in the Trust, representing 4.6% of the outstanding shares.


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12

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:



                                                                     YEARS ENDED ON LAST DAY OF FEBRUARY,
                                             ------------------------------------------------------------------------------------
                                                   2003             2002             2001             2000            1999
                                             ================ ================ ================ ================ ================
NET ASSET VALUE, BEGINNING OF YEAR .........    $  10.25         $  10.08         $   9.37         $  10.33         $  10.51
                                                --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................        0.35             0.38             0.42             0.42             0.43
  Net gains or losses on
    securities (both realized
    and unrealized) ........................        0.39             0.17             0.71            (0.82)            0.14
                                                --------         --------         --------         --------         --------
Total from investment operations ...........        0.74             0.55             1.13            (0.40)            0.57
                                                --------         --------         --------         --------         --------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income ......................       (0.35)           (0.38)           (0.42)           (0.42)           (0.42)
  Distributions from net
    realized gains .........................       (0.17)              --               --            (0.14)           (0.33)
                                                --------         --------         --------         --------         --------
Total distributions ........................       (0.52)           (0.38)           (0.42)           (0.56)           (0.75)
                                                --------         --------         --------         --------         --------
NET ASSET VALUE, END OF YEAR ...............    $  10.47         $  10.25         $  10.08         $   9.37         $  10.33
                                                ========         ========         ========         ========         ========
TOTAL RETURN ...............................        7.38%            5.54%           12.28%           (3.97)%           5.56%
                                                ========         ========         ========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands) ............................    $ 29,432         $ 29,202         $ 29,388         $ 28,409         $ 33,403
Ratio of expenses to average
 net assets ................................        1.29%(1)         1.28%(1)         1.13%(1)         1.05%(1)          .98%(1)
Ratio of net investment income
 to average net assets .....................        3.39%            3.76%            4.29%            4.21%            4.05%
Portfolio turnover rate ....................          53%              66%              49%             100%              56%

(1) RATIO REFLECTS EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIO OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD HAVE BEEN 1.28%, 1.27%, 1.12%, 1.04% AND .97%, RESPECTIVELY, AS OF FEBRUARY 28, 2003,
    FEBRUARY 28, 2002, FEBRUARY 28, 2001, FEBRUARY 29, 2000 AND FEBRUARY 28,
    1999.


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                                                              13

VALUE LINE NEW YORK TAX EXEMPT TRUST

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
VALUE LINE NEW YORK TAX EXEMPT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


April 14, 2003



                         FEDERAL TAX NOTICE (UNAUDITED)

 During the year ended February 28, 2003, the Trust paid to shareholders $0.349 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, and are 100% free of Federal income tax and free from New York State and New York City income tax. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested if you are a corporation, partnership, estate, trust or an individual who is not a resident of New York State that you consult your own tax adviser with respect to those taxes. During the year ended February 28, 2003, the Trust paid to shareholders $0.167 per share of Long-Term Capital Gains.

--------------------------------------------------------------------------------
14

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust's officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Trust. Each Trustee serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Trustee serves until his or her successor is elected and qualified.


                                                            PRINCIPAL
                                                            OCCUPATION
                                              LENGTH OF     DURING THE                      OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    POSITION            TIME SERVED   PAST 5 YEARS                    HELD BY TRUSTEE
================================================================================================================
INTERESTED TRUSTEES*
--------------------
Jean Bernhard Buttner     Chairman of the     Since 1987    Chairman, President and         Value Line, Inc.
Age 68                    Board of Trustees                 Chief Executive Officer of
                          and President                     Value Line, Inc. (the
                                                            "Adviser") and Value
                                                            Line Publishing,
                                                            Inc. Chairman and
                                                            President of each of
                                                            the 15 Value Line
                                                            Funds and Value Line
                                                            Securities Inc. (the
                                                            "Distributor").
----------------------------------------------------------------------------------------------------------------
Marion N. Ruth            Trustee             Since 2000    Real Estate Executive:          Value Line, Inc.
5 Outrider Road                                             President, Ruth Realty
Rolling Hills, CA 90274                                     (real estate broker); Director
Age 67                                                      of the Adviser since 2000.
----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-----------------------
John W. Chandler          Trustee             Since 1991    Consultant, Academic Search     None
1611 Cold Spring Rd.                                        Consultation Service, Inc.
Williamstown, MA 01267                                      Trustee Emeritus and
Age 79                                                      Chairman (1993-1994) of the
                                                            Board of Trustees of Duke
                                                            University; President
                                                            Emeritus, Williams College.
----------------------------------------------------------------------------------------------------------------
Frances T. Newton         Trustee             Since 2000    Customer Support Analyst,       None
4921 Buckingham Drive                                       Duke Power Company.
Charlotte, NC 28209
Age 61


--------------------------------------------------------------------------------
                                                                              15

VALUE LINE NEW YORK TAX EXEMPT TRUST

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


                                                            PRINCIPAL
                                                            OCCUPATION
                                              LENGTH OF     DURING THE                      OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    POSITION            TIME SERVED   PAST 5 YEARS                    HELD BY TRUSTEE
================================================================================================================
Francis Oakley            Trustee             Since 2000    Professor of History,           Berkshire Life
54 Scott Hill Road                                          Williams College, 1961 to       Insurance Company.
Williamstown, MA 01267                                      present. President Emeritus
Age 71                                                      since 1994 and President,
                                                            1985-1994; Chairman
                                                            (1993-1997) and Interim
                                                            President (2002) of the
                                                            American Council of
                                                            Learned Societies.
----------------------------------------------------------------------------------------------------------------
David H. Porter           Trustee             Since 1997    Visiting Professor of           None
5 Birch Run Drive                                           Classics, Williams College,
Saratoga Springs, NY 12866                                  since 1999; President
Age 67                                                      Emeritus, Skidmore College
                                                            since 1999 and President,
                                                            1987-1998.
----------------------------------------------------------------------------------------------------------------
Paul Craig Roberts        Trustee             Since 1987    Chairman, Institute for         A. Schulman Inc.
169 Pompano St.                                             Political Economy.              (plastics)
Panama City Beach, FL 32413
Age 63
----------------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr         Trustee             Since 1996    Senior Financial Advisor,       None
1409 Gladwyne Drive                                         Hawthorne, since 2001;
Gladwyne, PA 19035                                          Chairman, Radcliffe College
Age 53                                                      Board of Trustees.
                                                            1990-1999.

--------------------------------------------------------------------------------
16

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------


                                                            PRINCIPAL
                                                            OCCUPATION
                                              LENGTH OF     DURING THE                      OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE    POSITION            TIME SERVED   PAST 5 YEARS                    HELD BY TRUSTEE
================================================================================================================
OFFICERS
--------
Charles Heebner           Vice President      Since 1995    Senior Portfolio Manager                --
Age 66                                                      with the Adviser.
----------------------------------------------------------------------------------------------------------------
Bradley Brooks            Vice President      Since 2001    Portfolio Manager with the              --
Age 40                                                      Adviser since 1999;
                                                            Securities Analyst with
                                                            the Adviser, 1997-1999.
----------------------------------------------------------------------------------------------------------------
David T. Henigson         Vice President,     Since 1994    Director, Vice President and            --
Age 45                    Secretary and                     Compliance Officer of the
                          Treasurer                         Adviser. Director and
                                                            Vice President of the
                                                            Distributor. Vice President,
                                                            Secretary and Treasurer of
                                                            each of the 15 Value Line
                                                            Funds.

* MRS. BUTTNER IS AN "INTERESTED PERSON" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BY VIRTUE OF HER POSITIONS WITH THE ADVISER AND HER INDIRECT OWNERSHIP OF A CONTROLLING INTEREST IN THE ADVISER; MRS. RUTH IS AN INTERESTED PERSON BY VIRTUE OF BEING A DIRECTOR OF THE ADVISER.

UNLESS OTHERWISE INDICATED, THE ADDRESS FOR EACH OF THE ABOVE IS 220 EAST 42ND STREET, NEW YORK, NY 10017.



The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-800-243-2729.

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


VALUE LINE NEW YORK TAX EXEMPT TRUST

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                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

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

VALUE LINE NEW YORK TAX EXEMPT TRUST

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.


FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


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20